UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2015

MB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55341	47-1696350
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1920 Rock Spring Road, Forest Hill, Maryland	21050
(Address of principal executive offices)	(Zip Code)

(410) 420-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events

On June 23, 2015, MB Bancorp, Inc., the holding company of Madison Bank of Maryland (the “Company”), announced the appointment of two new loan originators of the Bank. For more information, see the Company’s press release, dated June 23, 2015, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01             Exhibits

99.1	Press release dated June 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MB BANCORP, INC.

Date: June 25, 2015	By:	/s/ Julia A. Newton
Julia A. Newton
President and Chief Executive Officer